                                                                    Exhibit 10.3

                                    GUARANTY

                          dated as of December 20, 2005

                                      from

                           THE GUARANTORS NAMED HEREIN

                                       and

                  THE ADDITIONAL GUARANTORS REFERRED TO HEREIN

                                   in favor of

                     THE GUARANTEED PARTIES REFERRED HEREIN

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----
Section 1.  Guaranty; Limitation of Liability ...........................     1
Section 2.  Guaranty Absolute ...........................................     2
Section 3.  Waivers and Acknowledgments .................................     3
Section 4.  Subrogation .................................................     4
Section 5.  Payments Free and Clear of Taxes, Etc .......................     5
Section 6.  Representations and Warranties ..............................     7
Section 7.  Covenants ...................................................     8
Section 8.  Amendments, Guaranty Supplements, Etc .......................     8
Section 9.  Notices, Etc ................................................     8
Section 10. No Waiver; Remedies .........................................     9
Section 11. Right of Set-off ............................................     9
Section 12. Indemnification .............................................     9
Section 13. Subordination ...............................................    10
Section 14. Continuing Guaranty; Assignments under the Credit
            Agreement ...................................................    11
Section 15. Execution in Counterparts ...................................    11
Section 16. Terms Generally; References and Titles ......................    12
Section 17. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc ......    13

Exhibit A - Guaranty Supplement

                                    GUARANTY

          GUARANTY dated as of December 20, 2005 made by the Persons listed on the signature pages hereof and the Additional Guarantors (as defined in Section 8(b)) (such Persons so listed and the Additional Guarantors being, collectively, the "GUARANTORS" and, individually, each a "GUARANTOR") in favor of the Guaranteed Parties (as defined below).

          PRELIMINARY STATEMENT. AREP Oil & Gas, LLC, a Delaware limited liability company (the "BORROWER"), is party to a Credit Agreement dated as of December 20, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with certain Lenders party thereto, Citicorp USA, Inc., as administrative agent (the "ADMINISTRATIVE AGENT"), and Bear, Stearns & Co., Inc., as syndication agent. Each Guarantor may receive, directly or indirectly, a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement. It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty. As contemplated in the Credit Agreement, the Credit Parties owe, and may hereafter owe, Lender Hedging Obligations to some or all of the Lender Parties and their Affiliates, and the Hedging Contracts under which such Lender Hedging Obligations are owed are herein called the "LENDER HEDGING CONTRACTS". The Lender Parties, together with all such Affiliates to which Lender Hedging Obligations are at any time owing, are herein called the "GUARANTEED PARTIES".

          NOW, THEREFORE, in consideration of the premises and in order to induce the Guaranteed Parties to enter into, and to make Advances and to issue Letters of Credit under, the Credit Agreement and to enter into Lender Hedging Contracts from time to time, each Guarantor, jointly and severally with each other Guarantor, agrees as follows:

          Section 1. Guaranty; Limitation of Liability. (a) Each Guarantor absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations and Lender Hedging Obligations of each other Credit Party now or hereafter existing under or in respect of the Loan Documents (in each case including, all extensions, modifications, substitutions, amendments or renewals of the Obligations and Lender Hedging Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations and Lender Hedging Obligations being the "GUARANTEED OBLIGATIONS"), and will pay any and all expenses (including fees and expenses of counsel) incurred by the Administrative Agent or any other Guaranteed Party in enforcing any rights under this Guaranty, any other Loan Document or any Lender Hedging Contract. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Credit Party to any Guaranteed Party under or in respect of the Loan Documents or Lender Hedging Contracts but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Credit Party.

          (b) Each Guarantor and by its acceptance of this Guaranty the Administrative Agent and each other Guaranteed Party, confirm that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Guaranteed Parties and the Guarantors irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "BANKRUPTCY LAW" means law with respect to any proceeding of the type referred to in Section 8.1(h) of the Credit Agreement or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

          (c) If any payment shall be required to be made to any Guaranteed Party under this Guaranty or any other guaranty, then, subject to Section 4, each Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Guaranteed Parties under or in respect of the Loan Documents and the Lender Hedging Contracts.

          Section 2. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents and Lender Hedging Contracts, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guaranteed Party with respect thereto. The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other obligations of any other Credit Party under or in respect of the Loan Documents or the Lender Hedging Contracts, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Credit Party or whether the Borrower or any other Credit Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

          (a) any lack of validity or enforceability of any Loan Document or Lender Hedging Contract or any agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations, or obligations under any Lender Hedging Contract, of any other Credit Party under or in respect of the Loan Documents or Lender Hedging Contracts, or any other amendment or waiver of or any consent to departure from any Loan Document or Lender Hedging Contract, including any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Credit Party or any of its Subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

          (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Credit Party under the Loan Documents or obligations of any Credit Party under any Lender Hedging Contract or any other assets of any Credit Party or any of its Subsidiaries;

          (e) any change, restructuring or termination of the corporate structure or existence of any Credit Party or any of its Subsidiaries;

          (f) any failure of any Guaranteed Party to disclose to any Credit Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Credit Party now or hereafter known to such Guaranteed Party;

          (g) the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

          (h) any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by any Guaranteed Party that might otherwise constitute a defense available to, or a discharge of, any Credit Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Guaranteed Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Credit Party or otherwise, all as though such payment had not been made.

          Section 3. Waivers and Acknowledgments. (a) Each Guarantor unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Guaranteed Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Credit Party or any other Person or any Collateral.

          (b) Each Guarantor unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

          (c) Each Guarantor unconditionally and irrevocably waives:

          (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Guaranteed Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Credit Parties, any other guarantor or any other Person or any Collateral, and

          (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.

          (d) Each Guarantor acknowledges that the Administrative Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any mortgage or other security agreement by non-judicial sale, and each Guarantor hereby waives any defense to the recovery by the Administrative Agent and the other Guaranteed Parties against such Guarantor of any deficiency after such non-judicial sale and any defense or benefits that may be afforded by applicable law.

          (e) Each Guarantor unconditionally and irrevocably waives any duty on the part of any Guaranteed Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Credit Party or any of its Subsidiaries now or hereafter known by such Guaranteed Party.

          (f) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and Lender Hedging Contracts and that the waivers set forth in
Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

          Section 4. Subrogation. Each Guarantor unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Credit Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under or in respect of this Guaranty or any other Loan Document or obligations under Lender Hedging Contracts, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Guaranteed Party against the Borrower, any other Credit Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the Borrower, any other Credit Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, all Letters of

Credit and all Lender Hedging Contracts shall have expired or been terminated and the Commitments shall have expired or been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of:

          (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty,

          (b) the irrevocable termination or expiration in whole of all Commitments and

          (c) the latest date of expiration or termination of all Letters of Credit and all Lender Hedging Contracts,

such amount shall be received and held in trust for the benefit of the Guaranteed Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents and the Lender Hedging Contracts, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If:

          (i) any Guarantor shall make payment to any Guaranteed Party of all or any part of the Guaranteed Obligations,

          (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash,

          (iii) all Commitments shall have been irrevocably terminated or shall have irrevocably expired in whole and

          (iv) all Letters of Credit and all Lender Hedging Contracts shall have expired or been terminated,

or to the extent otherwise provided in Section 10.9 of the Credit Agreement, the Guaranteed Parties will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment or other condition made by such Guarantor pursuant to this Guaranty.

          Section 5. Payments Free and Clear of Taxes, Etc.

          (a) Any and all payments by or on account of any obligation of any Guarantor hereunder or under any other Loan Document or Lender Hedging Contract shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if a Guarantor shall be required by applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, the LC Issuer, or the Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) Without limiting the provisions of subsection (a) above, each Guarantor shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) Each Guarantor shall indemnify each Guaranteed Party, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes which (i) arise from any payment made hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and (ii) are paid by such Guaranteed Party, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority but net of any foreign tax credit or the benefit of any deduction or other tax benefit determined in good faith by such Guaranteed Party to be attributable to the imposition of such Indemnified Tax. A certificate as to the amount of such payment or liability delivered in good faith to a Guarantor by a Guaranteed Party (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Guaranteed Party, shall be conclusive absent manifest error.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a guarantor to a Governmental Authority, such Guarantor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which a Guarantor is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document or any Lender Hedging Contract shall deliver to such Guarantor (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by a Guarantor or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by a Guarantor or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by such Guarantor or the Administrative Agent as will enable such Guarantor or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

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                                        7


          (f) Without limiting the generality of the foregoing, in the event that a Guarantor is resident for tax purposes in the United States of America, any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under the Credit Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

          (i) duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States of America is a party,

          (ii) duly completed copies of Internal Revenue Service Form W-8ECI,

          (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a "bank" within the meaning of section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a "controlled foreign corporation" described in section 881(c)(3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN or

          (iv) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made.

          (g) If any Guaranteed Party determines that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by a Guarantor or with respect to which a Guarantor has paid additional amounts pursuant to this Section, it shall pay to such Guarantor an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Guarantor under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Guaranteed Party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Guarantor, upon the request of such Guaranteed Party, agrees to repay the amount paid over to such Guarantor (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Guaranteed Party in the event Guaranteed Party is required to repay such refund to such Governmental Authority. This Guaranty shall not be construed to require any Guaranteed Party to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Guarantor or any other Person, and each Guaranteed Party shall make its determination under this subsection in its sole discretion.

          Section 6. Representations and Warranties. Each Guarantor makes each representation and warranty made in the Loan Documents and Lender Hedging Contracts by the

Borrower with respect to such Guarantor and each Guarantor hereby further represents and warrants as follows:

          (a) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

          (b) Such Guarantor has, independently and without reliance upon any Guaranteed Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Loan Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Credit Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Credit Party.

          Section 7. Covenants. So long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding, any Guaranteed Party shall have any Commitment or any Lender Hedging Contract shall be in effect, each Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents and Lender Hedging Contracts on its or their part to be performed or observed or that the Borrower has agreed to cause such Guarantor or such Subsidiaries to perform or observe.

          Section 8. Amendments, Guaranty Supplements, Etc. (a) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor herefrom shall in any event be effective unless the same shall be entered into in accordance with Section 10.1 of the Credit Agreement.

          (b) Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a "GUARANTY SUPPLEMENT"), (i) such Person shall be referred to as an "ADDITIONAL GUARANTOR" and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a "GUARANTOR" shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a "SUBSIDIARY GUARANTOR" shall also mean and be a reference to such Additional Guarantor, and
(ii) each reference herein to "THIS GUARANTY", "HEREUNDER", "HEREOF" or words of like import referring to this Guaranty, and each reference in any other Loan Document to the "GUARANTY", "THEREUNDER", "THEREOF" or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement and all other Guaranty Supplements.

          Section 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to any Guarantor, addressed to it in care of the Borrower at the Borrower's address specified in Section 10.3 of the Credit Agreement, if to the Administrative Agent or any other Guaranteed Party, at its address specified in
Section 10.3 of the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively. Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Guaranty or of any Guaranty Supplement to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

          Section 10. No Waiver; Remedies. No failure on the part of any Guaranteed Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          Section 11. Right of Set-off. To secure the repayment of the Guaranteed Obligations, each Guarantor grants to each Guaranteed Party, and each of their respective Affiliates, a security interest, a lien, and a right of offset, each of which shall be in addition to all other interests, liens, and rights of any Guaranteed Party or any of their respective Affiliates, at common Law, under the Loan Documents and Lender Hedging Contracts, or otherwise, and each of which shall be upon and against:

          (a) any and all moneys, securities or other property (and the proceeds therefrom) of such Guarantor now or hereafter held or received by or in transit to any Guaranteed Party or any of their respective Affiliates, from or for the account of such Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise,

          (b) any and all deposits (general or special, time or demand, provisional or final) of such Guarantor with any Guaranteed Party, or any of their respective Affiliates and

          (c) any other credits and claims of Borrower at any time existing against any Guaranteed Party, including claims under certificates of deposit. At any time and from time to time after the occurrence of any Event of Default, each Guaranteed Party, and each of their respective Affiliates, is authorized to foreclose upon, or to offset against the Guaranteed Obligations then due and payable (in either case without notice to such Guarantor), any and all items hereinabove referred to; irrespective of whether or not such Guaranteed Party or Affiliate shall have made any demand under this Guaranty, any other Loan Document or any Lender Hedging Contract and although such obligations of such Guarantor may be contingent or unmatured or are owed to a branch or office of such Guaranteed Party different from the branch or office holding such items.

The remedies of foreclosure and offset are separate and cumulative, and either may be exercised independently of the other without regard to procedures or restrictions applicable to the other..

          Section 12. Indemnification. (a) Without limitation on any other Obligations of any Guarantor or remedies of the Guaranteed Parties under this Guaranty, each Guarantor shall,

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                                       10


to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Guaranteed Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "INDEMNIFIED PARTY") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Credit Party enforceable against such Credit Party in accordance with their terms.

          (b) None of the Indemnified Parties shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and no Guarantor will assert any claim against any Indemnified Party on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Loan Documents, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents, the Lender Hedging Contracts or any of the transactions contemplated by the Loan Documents or Lender Hedging Contracts.

          (c) Without prejudice to the survival of any of the other agreements of any Guarantor under this Guaranty or any of the other Loan Documents, the agreements and obligations of each Guarantor contained in Section 1(a) (with respect to enforcement expenses), the last sentence of Section 2, Section 5 and this Section 12 shall survive the payment in full of the Guaranteed Obligations and all of the other amounts payable under this Guaranty.

          Section 13. Subordination. Each Guarantor subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Credit Party (the "SUBORDINATED OBLIGATIONS") to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 13:

          (a) Except during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Credit Party), each Guarantor may receive regularly scheduled payments from any other Credit Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Credit Party), however, unless the Administrative Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

          (b) In any proceeding under any Bankruptcy Law relating to any other Credit Party, the Guaranteed Parties shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding ("POST PETITION INTEREST")) before such Guarantor receives payment of any Subordinated Obligations.

          (c) After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Credit Party), each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Guaranteed Parties and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

          (d) After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Credit Party), the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion:

          (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and

          (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).

          Section 14. Continuing Guaranty; Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall:

          (a) remain in full force and effect until it is released in accordance with the Credit Agreement,

          (b) be binding upon the Guarantor, its successors and assigns and

          (c) inure to the benefit of and be enforceable by the Guaranteed Parties and their successors, transferees and assigns.

Without limiting the generality of clause (c) of the immediately preceding sentence, any Guaranteed Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including all or any portion of its Commitments, the Advances owing to it and the Note or Notes held by it) or Lender Hedging Contract to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Guaranteed Party herein or otherwise, in each case as and to the extent provided in Section 10.5 of the Credit Agreement. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Guaranteed Parties.

          Section 15. Execution in Counterparts. This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty.

          Section 16. Terms Generally; References and Titles. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." Unless the context requires otherwise:

          (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein);

          (b) any reference herein to any Person shall be construed to include such Person's successors and assigns;

          (c) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Guaranty in its entirety and not to any particular provision hereof;

          (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Guaranty;

          (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time; and

          (f) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

References to any document, instrument, or agreement shall include:

          (i) all exhibits, schedules, and other attachments thereto, and

          (ii) shall include all documents, instruments, or agreements issued or executed in replacement thereof.

Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word "or" is not exclusive. Accounting terms have the meanings assigned to them by GAAP, as applied by the accounting entity to which they refer. References to "days" shall mean calendar days, unless the term "Business Day" is used. Unless otherwise specified, references herein to any particular Person also refer to its successors and permitted assigns.

          Section 17. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.
(a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     (b) EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY LENDER HEDGING CONTRACT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR LENDER HEDGING CONTRACT SHALL AFFECT ANY RIGHT THAT ANY GUARANTEED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY LENDER HEDGING CONTRACT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

     (c) EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY LENDER HEDGING CONTRACT IN ANY COURT REFERRED TO IN SUBSECTION (B) ABOVE. EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

     (d) EACH GUARANTOR IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

     (e) EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, (I) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY LENDER HEDGING CONTRACT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, AND (II) ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LEGAL PROCEEDING ANY "SPECIAL DAMAGES," AS DEFINED BELOW. EACH GUARANTOR (X) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (Y) ACKNOWLEDGES THAT THE OTHER PARTIES TO THE LOAN DOCUMENTS AND LENDER HEDGING CONTRACTS HAVE BEEN INDUCED TO ENTER THEREIN BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY.

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first-above written.

NATIONAL ONSHORE LP                     NATIONAL OFFSHORE LP


By: /s/ Philip D. Devlin                By: /s/ Philip D. Devlin
    ---------------------------------       ------------------------------------
Name: Philip D. Devlin                  Name: Philip. D. Devlin
Title: Vice President and Secretary     Title: Vice President and Secretary


ONSHORE GP LLC                          ONSHORE LP LLC


By: /s/ Philip D. Devlin                By: /s/ Philip D. Devlin
    ---------------------------------       ------------------------------------
Name: Philip D. Devlin                  Name: Philip D. Devlin
Title: Vice President and Secretary     Title: Vice President and Secretary


OFFSHORE GP LLC                         OFFSHORE LP LLC


By: /s/ Philip D. Devlin                By: /s/ Philip D. Devlin
    ---------------------------------       ------------------------------------
Name: Philip D. Devlin                  Name: Philip D. Devlin
Title: Vice President and Secretary     Title: Vice President and Secretary


GALVESTON BAY PROCESSING CORPORATION    GALVESTON BAY PIPELINE COMPANY


By: /s/ Philip D. Devlin                By: /s/ Philip D. Devlin
    ---------------------------------       ------------------------------------
Name: Philip D. Devlin                  Name: Philip D. Devlin
Title: Vice President and Secretary     Title: Vice President and Secretary


MID RIVER LLC

By: AREP Oil & Gas LLC, sole member


By: /s/ Philip D. Devlin
    ---------------------------------
Name: Philip D. Devlin
Title: Vice President and Secretary

                                                                       EXHIBIT A
                                                                          TO THE
                                                                        GUARANTY

                           FORM OF GUARANTY SUPPLEMENT

                                                              _________ __, ____

CITICORP USA, INC., as Administrative Agent
388 Greenwich Street
New York, NY 10013

              Credit Agreement dated as of December 20, 2005 among
         AREP Oil and Gas, LLC (the "BORROWER"), the Guaranteed Parties party to the Credit Agreement, Citicorp USA, Inc., as Administrative Agent,
               and Bear Stearns & Co., Inc., as Syndication Agent

Ladies and Gentlemen:

          Reference is made to the above-captioned Credit Agreement and to the Guaranty referred to therein (such Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the "GUARANTY"). Capitalized terms defined in the Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

          Section 1. Guaranty; Limitation of Liability. (a) The undersigned absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Credit Party now or hereafter existing under or in respect of the Loan Documents and all Lender Hedging Obligations (in each case including any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations and Lender Hedging Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations and Lender Hedging Obligations being the "GUARANTEED OBLIGATIONS"), and will pay any and all expenses (including fees and expenses of counsel) incurred by the Administrative Agent or any other Guaranteed Party in enforcing any rights under this Guaranty Supplement, the Guaranty, any other Loan Document or any Lender Hedging Contract. Without limiting the generality of the foregoing, the undersigned's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Credit Party to any Guaranteed Party under or in respect of the Loan Documents or Lender Hedging Contracts but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Credit Party.

          (b) The undersigned, and by their acceptance of this Guaranty Supplement, the Administrative Agent and each other Guaranteed Party, confirm that it is the intention of all such Persons that this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Administrative Agent, the other Guaranteed Parties and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Guaranty Supplement and the Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Guaranty Supplement and the Guaranty not constituting a fraudulent transfer or conveyance.

          (c) If any payment shall be required to be made to any Guaranteed Party under this Guaranty Supplement, the Guaranty or any other guaranty, then, subject to Section 4, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Guaranteed Parties under or in respect of the Loan Documents and the Lender Hedging Contracts.

          Section 2. Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first-above written, to be bound as a Guarantor by all of the terms and conditions of the Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Subsidiary Guaranty to an "ADDITIONAL GUARANTOR" or a "GUARANTOR" shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a "GUARANTOR" or a "CREDIT PARTY" shall also mean and be a reference to the undersigned.

          Section 3. Representations and Warranties. As of the date first-above written, the undersigned makes each representation and warranty set forth in
Section 6 of the Guaranty to the same extent as each other Guarantor.

          Section 4. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

          Section 5. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     (b) THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY SUPPLEMENT, THE GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY LENDER HEDGING CONTRACT, OR FOR

RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. THE UNDERSIGNED AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY SUPPLEMENT, THE GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY LENDER HEDGING CONTRACT SHALL AFFECT ANY RIGHT THAT ANY GUARANTEED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY SUPPLEMENT, THE GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY LENDER HEDGING CONTRACT AGAINST THE UNDERSIGNED OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

     (c) THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY SUPPLEMENT, THE GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY LENDER HEDGING CONTRACT IN ANY COURT REFERRED TO IN SUBSECTION (B) ABOVE. THE UNDERSIGNED IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

     (d) THE UNDERSIGNED IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9 OF THE GUARANTY. NOTHING IN THIS GUARANTY SUPPLEMENT OR THE GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

     (e) THE UNDERSIGNED IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, (I) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY LENDER HEDGING CONTRACT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, AND (II) ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LEGAL PROCEEDING ANY "SPECIAL DAMAGES," AS DEFINED BELOW. THE UNDERSIGNED (X) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (Y) ACKNOWLEDGES THAT THE OTHER PARTIES

TO THE LOAN DOCUMENTS AND LENDER HEDGING CONTRACTS HAVE BEEN INDUCED TO ENTER THEREIN BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY.

                                        Very truly yours,

                                        [NAME OF ADDITIONAL GUARANTOR]


                                        By
                                           -------------------------------------
                                        Title:
                                               ---------------------------------